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                                                                   Exhibit 23.1A
                                                                   -------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 7, 1999, relating to the consolidated financial statements of LookSmart, Ltd. and Subsidiaries, which appears in LookSmart, Ltd.'s Prospectus dated August 19, 1999.


          /s/ PRICEWATERHOUSECOOPERS LLP


          San Francisco, California
          October 20, 1999